Deferred income	12 Months Ended
Dec. 31, 2017
Deferred income [Abstract]
Deferred income
11.	Deferred income

For the year ended December 31, 2017, the Company has recorded CHF 0.4 million in deferred income in relation to research funding commitments from Biogen. For the year ended December 31, 2016, we received a research contribution from Biogen for research collaboration of $1.5 million (CHF 1.5 million) for the alpha-synuclein and TDP-43 PET imaging programs. As of December 31, 2016, the remaining CHF 521 thousand was recorded as a current liability in deferred income and was recognized as revenue in 2017 as remaining performance obligations were completed.